SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2007
ZOLTEK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of organization)	0-20600 (Commission File Number)	43-1311101 (I.R.S. Employer Identification Number)

3101 McKelvey Road St. Louis, Missouri (Address of principal executive offices)		63044 (Zip Code)
(314) 291-5110
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01 OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 6, 2007, Zoltek Companies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. This Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
ITEM 8.01      OTHER EVENTS
On August 6, 2007, the Company issued a press release announcing its plans to make a public offering of its common stock. A copy of the press release is included as Exhibit 99.2 to this Form 8-K and is hereby incorporated by reference.
ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS
          (d)      Exhibits. See Exhibit Index.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 8, 2007

ZOLTEK COMPANIES, INC.
By:	/s/ Kevin Schott
Kevin Schott
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by the Company, dated August 6, 2007

99.2	Press Release issued by the Company, dated August 6, 2007